KLLM TRANSPORT SERVICES, INC.
                       3475 Lakeland Drive
                   Jackson, Mississippi  39208


                    NOTICE OF ANNUAL MEETING
            OF SHAREHOLDERS TO BE HELD APRIL 15, 1997

TO THE SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of Shareholders of KLLM Transport Services, Inc., will be held at the Company's headquarters, 3475 Lakeland Drive, Jackson, Mississippi, on Tuesday, April 15,
1997, at 10:00 a.m., Jackson time, for the purpose of considering and acting upon the following matters:

     1. Election of six directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

     2. Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending January 2, 1998.

     3.   Approval of the Company's 1996 Stock Option Plan.

     4.   Approval of the Company's Amended and Restated 1996 Stock Purchase
Plan.

     5. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     The directors have fixed the close of business on March 17, 1997, as the record date for the determination of shareholders entitled to receive notice of and vote at the Annual Meeting.

     The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign and return the enclosed proxy promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

                              By order of the Board of Directors.


                              s/James Leon Young
                              JAMES LEON YOUNG, Secretary

Date: March 20, 1997

SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                              SCHEDULE 14A
                 INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement      / /  Confidential, for Use
                                          of the Commission Only
                                          (as permitted by Rule
                                           14a-6(e)(2)
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                     KLLM TRANSPORT SERVICES, INC.
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                          KLLM TRANSPORT SERVICES, INC.
                               3475 Lakeland Drive
                           Jackson, Mississippi  39208

                         PROXY STATEMENT FOR ANNUAL MEETING
                    OF SHAREHOLDERS TO BE HELD APRIL 15, 1997

           The following information is furnished in connection with the Annual Meeting of Shareholders of KLLM Transport Services, Inc.
(the "Company") to be held on Tuesday, April 15, 1997, at 10:00 a.m., Jackson time, at the Company's headquarters, 3475 Lakeland Drive, Jackson, Mississippi. A copy of the Company's annual report to shareholders for the fiscal year ended January 3, 1997, accompanies this proxy statement. The annual report is not to be considered part of the proxy solicitation materials. Additional copies of the annual report, notice, proxy statement, and form of proxy may be obtained from the Company's Secretary,
P. O. Box 6098, Jackson, Mississippi 39288.

           The enclosed proxy is solicited by the Board of Directors of the Company. The proxy may be revoked by a shareholder at any time before it is voted by filing with the Company's Secretary a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

           All expenses incurred in connection with the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, directors, officers, and regular employees of the Company may solicit proxies in person or by telephone. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees, and fiduciaries for their expenses in forwarding proxy material to their principals.

           The approximate date of mailing this proxy statement and the enclosed form of proxy is March 20, 1997. Shareholders of record at the close of business on March 17, 1997, are eligible to vote at the Annual Meeting. As of the record date, 4,351,922 shares of the Company's common stock were outstanding. Each is entitled to one vote on each issue to be considered at the Annual Meeting.

           Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                         ELECTION OF DIRECTORS

           The Company's bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than twelve. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at six. Unless otherwise specified, proxies will be voted FOR the election of the six nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is not available to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate. The directors recommend a vote FOR the six nominees listed below. Nominees Benjamin C. Lee, Jr., James Leon Young, Walter P. Neely, Steven K. Bevilaqua, C. Tom Clowe, Jr., and Leland R. Speed are now directors of the Company.

Nominees for Director

           The table below sets forth certain information regarding the nominees for election to the Board of Directors:


Name and Position    Age       Principal Occupation, Business Experience
                               for the Past Five Years and Tenure with
                               the Company

Benjamin C. Lee, Jr.
Director and
Chairman of the
Board of Directors     69       Chairman of the Board of Directors since
                                February 14, 1996; Acting Chief Executive
                                Officer from November, 1994 to April, 1995;
                                Vice Chairman of the Board of Directors
                                from 1986 to February 14, 1996; Executive
                                Vice President from 1982 to 1986;
                                Secretary from January, 1964 to May, 1968
                                and from July, 1969 to January, 1982;
                                Treasurer from July, 1969 to January, 1982.


James Leon Young,
Secretary and Director 66       Attorney, Young, Williams, Henderson &
                                Fuselier, P.A., Jackson, Mississippi;
                                Director since 1965; Secretary since 1982.

Walter P. Neely
Director               51       Professor, Else School of Management,
                                Millsaps College, Jackson, Mississippi;
                                Private consultant; Trustee, Performance
                                Funds Trust, New York, New York, since
                                June, 1992; Director since 1986.

Steven K. Bevilaqua    45       President, Chief Executive Officer and
President, Chief                Director since April, 1995; President -
Executive Officer               Eastern Region of J. B. Hunt Co. from
and Director                    November, 1994 to March, 1995; Executive
                                Vice President of Operations of J. B.
                                Hunt Co. from February, 1992, to
                                November, 1994; Senior Vice President of
                                Sales and Marketing of J. B. Hunt Co.
                                from September, 1990 to February, 1992.

C. Tom Clowe, Jr.      63       President and Chief Operating Officer,
Director                        Missouri Gas Energy, Division of Southern
                                Union Corporation, from 1995 to present;
                                Chairman, President and Chief Operating
                                Officer of Central Freight Lines, Inc.,
                                Waco, Texas, from 1990 to 1995;  Director
                                since June, 1995

Leland R. Speed        64       President and Director of Congress Street
Director                        Properties from February, 1984 to November
                                1994; Chairman and Director of Delta
                                Industries, Inc. from April, 1979 to
                                present; Trustee of EastGroup Properties
                                from 1978 to present; Chairman and Chief
                                Executive Officer of EastGroup Properties
                                from April, 1993 to present; Trustee of
                                Eastover Corporation from 1975 to
                                December, 1994; President of Eastover
                                Corporation from 1977 to December, 1994;
                                President and Director of EB, Inc. from
                                March, 1993 to present; Director of
                                Farm Fish, Inc. from October, 1982 to
                                present; Director of First Mississippi
                                Corp. from May, 1968 to present; President
                                and Director of LNH REIT, Inc. from
                                November, 1991 to present; Director of
                                Mississippi Valley Gas Co. from December,
                                1984 to present; Chairman and Chief
                                Executive Officer of The Parkway Company
                                from April, 1993 to present; Director since
                                May, 1995.


Stock Ownership

           The following table indicates the beneficial ownership as of March 17, 1997, unless otherwise indicated below, of the Company's common stock by each nominee and director, the CEO and the four most highly compensated executive officers other than the CEO, by each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding shares, and by all directors and executive officers of the Company as a group.


Name of Beneficial              Amount and Nature of Beneficial   Percent of
    Owner                             Ownership                    Class

Estate of William J. Liles, Jr.     680,400  (1)(2)                15.6%

Benjamin C. Lee, Jr.                608,933  (2)(3)                14.0%

James Leon Young                     11,667     (4)            Less than 1%

Walter P. Neely                       4,499     (5)            Less than 1%

Steven K. Bevilaqua                 140,000     (6)                 3.1%

C. Tom Clowe, Jr.                     2,000                    Less than 1%

Leland R. Speed                       1,000                    Less than 1%

John J. Ritchie                      21,250     (7)            Less than 1%

J. Kirby Lane                        18,282     (8)            Less than 1%

Nancy M. Sawyer                      70,300     (9)                1.6%

Brinson Partners, Inc.              430,897   (10)                 9.9%

Brinson Trust Company               125,655   (10)                 2.9%

Brinson Holdings, Inc.              430,897   (10)                 9.9%

SBC Holding (USA), Inc.             430,897   (10)                 9.9%

Swiss Bank Corporation              430,897   (10)                 9.9%

Dimensional Fund Advisors, Inc.     270,598   (11)                 6.2%

Officers & Directors as a
Group (12 persons)                  938,149   (12)                20.2%


(1) Mr. Liles passed away on February 11, 1996. The current address for the Estate is 112 Meadowbrook North, Jackson, Mississippi 39211. His widow, Mrs. Margaret B. Liles, is Executor of the Estate.

(2) Mr. Liles' Estate and Mr. Lee may be deemed to control the Company because of stock ownership and Mr. Lee's position with the Company.

(3) The address of Mr. Lee is P. O. Box 6098, Jackson, Mississippi 39288.

(4) 6,667 shares are unissued but are subject to an option that is exercisable at any time prior to October 1, 1997.

(5) 1,199 shares are jointly owned with Dr. Neely's wife. 2,000 shares are unissued but are subject to an option that is exercisable at any time prior to October 1, 1997.

(6) 90,000 shares are unissued but are subject to an option that is exercisable at any time prior to May 31, 2005. 50,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001.

(7) 1,250 shares are unissued but are subject to an option that is exercisable at any time prior to March 31, 2006. 20,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001.

(8) 4,000 shares are unissued but are subject to an option that is exercisable at any time prior to May 24, 1997. 12,500 shares are unissued but are subject to an option that is exercisable at any time prior to May 24, 1997. Mr. Lane resigned effective February 24, 1997.

(9) 50,000 shares are unissued but are subject to an obligation to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001. 20,000 shares are owned jointly with her husband.

(10) Ownership is as of December 31, 1996. Shared voting and shared dispositive power are claimed as to all shares. Brinson Trust Company, 209 South LaSalle, Chicago, Illinois 60604-1295, is a wholly-owned subsidiary of Brinson Partners, Inc. Brinson Partners, Inc., 209 South LaSalle, Chicago, Illinois 60604-1295, is a wholly-owned subsidiary of Brinson Holdings, Inc. Brinson Holdings, Inc., 209 South LaSalle, Chicago, Illinois 60604-1295, is a wholly-owned subsidiary of SBC Holding (USA), Inc. SBC Holding (USA), Inc., 222 Broadway, New York, New York 10038, is a wholly-owned subsidiary of Swiss Bank Corporation, Aeschenplatz, 6 CH-4002, Basel, Switzerland.

(11) 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Ownership is as of December 31, 1996. Beneficial ownership of all shares is disclaimed. Sole voting power is claimed as to 199,599 shares and sole dispositive power is claimed as to all shares.

(12) 126,751 shares are unissued but are subject to options exercisable at various times. 160,000 shares are unissued but are subject to obligations to purchase under the Amended and Restated 1996 Stock Purchase Plan on or before August 7, 2001.

Management

           The executive officers of the Company are as follows:
                                                     Principal Occupation
                                                     and Business Experience
Name, Position and Tenure with the Company     Age   for the Past Five Years


Benjamin C. Lee, Jr.                           69    See table under Election
Chairman of the Board of Directors                   of Directors.

Steven K. Bevilaqua                            45    See table under Election
President and Chief Executive Officer                of Directors.

James Leon Young                               66    See table under Election
Secretary and Director                               of Directors

Steven L. Dutro
Acting Chief Financial Officer                 41    Employee of the Company
                                                     since 1986; Acting
                                                     Chief Financial Officer
                                                     since February, 1997;
                                                     Vice-President of
                                                     Finance, Profitability
                                                     and Planning from
                                                     December, 1995 to
                                                     February, 1997; Vice-
                                                     President of Finance
                                                     from 1994 to 1995;
                                                     Director of Finance
                                                     from 1993 to 1994;
                                                     Controller from 1986
                                                     to 1992.

James P. Sorrels                          42         Employee of the Company
President -                                          since 1978; President-
Express Systems                                      Express Systems since
                                                     September, 1995;
                                                     President Contract
                                                     Logistics from January,
                                                     1995 to February, 1996;
                                                     Vice President-Customer
                                                     Service from February,
                                                     1994 to January, 1995;
                                                     Director of Operations
                                                     from April, 1992 to
                                                     February, 1994; Director
                                                     of Western Operations
                                                     from January, 1989 to
                                                     April, 1992.


Nancy M. Sawyer                           52         Employee of the Company
President                                            and President of Vernon
Vernon Sawyer                                        Sawyer operations since
                                                     May, 1995; Vice President
                                                     of Operations of Vernon
                                                     Sawyer, Inc. from 1964 to
                                                     April, 1995;  Secretary-
                                                     Treasurer of Vernon
                                                     Sawyer Inc., from 1986
                                                     to April, 1995.


John J. Ritchie                           47         Employee of the Company
Senior Vice President                                and Senior Vice President
Sales and Marketing                                  -Sales and Marketing
                                                     since April, 1996; Sales
                                                     and Marketing Vice
                                                     President of Marketing
                                                     of Central Transport
                                                     from August, 1995, to
                                                     March, 1996; Vice
                                                     President of Marketing
                                                     of Dawes Transport from
                                                     May, 1995 to July, 1995;
                                                     Vice President of Marketing
                                                     of Overnite Transpor-
                                                     tation from January,
                                                     1989, to February, 1995.


W. J. Liles, III                          46         Employee of the Company
Vice President                                       since 1974; Vice
                                                     President-Sales and
                                                     Marketing since April,
                                                     1996; Sales and
                                                     Marketing President-
                                                     Rail Services from
                                                     February, 1994 to
                                                     April, 1996; Vice
                                                     President-Sales and
                                                     Marketing-West from
                                                     1990 to 1994; Vice
                                                     President-Marketing
                                                     from October, 1986 to
                                                     1990; Marketing Director
                                                     from 1983 to October,
                                                     1986.

The executive officers have no particular terms of office. They each serve at the discretion of the Board of Directors.

Certain Transactions

           In the following three paragraphs, the "Company" includes the Company's subsidiaries.

           On January 1, 1978, the Company entered into a ground lease with Mr. Lee (principal shareholder and current Chairman of the Board of Directors) and Mr. Liles (now deceased), for part of the real property on which the Company's Richland, Mississippi, terminal (then the corporate headquarters) is located. In 1986, this lease was renegotiated to include contiguous property acquired by Mr. Lee and Mr. Liles, with the lease term commencing January 31, 1986, and expiring January 31, 2006
("the 1986 Lease"). The monthly rental payments for the term of the 1986 Lease are $3,000. In the opinion of the disinterested members of the Board of Directors, the rental payments under the lease were on terms no less favorable to the Company than those available from unrelated third parties. During the year ended January 3, 1997, total lease payments were $36,000.

           On December 31, 1991, Messrs. Liles and Lee granted the Company an option to purchase the land covered by the 1986 Lease for $390,257 when that lease expires in 2006. In the opinion of the disinterested members of the Board of Directors, the option to purchase the land covered by the 1986 Lease was on terms no less favorable to the Company that those available from unrelated third parties.

           James Leon Young, who is a director of the Company, is a shareholder and officer in the Jackson, Mississippi, law firm of Young, Williams, Henderson & Fuselier, P.A., general counsel to the Company. During the year ended January 3, 1997, the Company paid Young, Williams, Henderson & Fuselier, P.A., fees in payment of services rendered in connection with litigation, corporate and other matters. No retainer fees were paid.
The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.

Committees and Meeting Data

           The standing Audit Committee of the Board of Directors consists of Dr. Neely (Chairman), Mr. Young and Mr. Speed. The Audit Committee recommends auditors for the Company, oversees the Company's accounting functions and is the Board's liaison with the Company's independent auditors. The Audit Committee met three times in the year ended January 3, 1997, and meets at least once annually to review the reports of the Company's independent auditors and to review the Company's internal accounting procedures.

           The Compensation Committee of the Board of Directors consists of Mr. Young, Mr. Speed and Mr. Clowe (Chairman). The Compensation Committee reviews the compensation for the officers of the Company. The Compensation Committee met five times in the year ended January 3, 1997.

           The Company does not have a nominating committee.

           During the year ended January 3, 1997, the Board of Directors met on five occasions. Each director attended 100% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

Executive Compensation

           The following table summarizes the compensation paid by the Company and its subsidiaries to the Company's Chief Executive Officer and to the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the year ended January 3, 1997, for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended January 3, 1997, December 29, 1995, and December 30, 1994.


                                SUMMARY COMPENSATION TABLE

     ANNUAL COMPENSATION                           LONG TERM COMPENSATION
                                                      AWARDS

NAME AND
PRINCIPAL
POSITION       YEAR  SALARY   BONUS     OTHER   RES-     OPTIONS LTIP   ALL
                       ($)     ($)      ANNUAL  TRICTED          PAY   OTHER
                                        COMPEN- STOCK            OUTS COMPEN
                                        SATION  AWARDS                SATION
Steven K.
Bevilaqua
President
and CEO        1996  $225,000  ---     $18,192(1)           ---      $6,348(2)
               1995  $168,750  $50,000 $17,188(1)        $150,000        ---
               1994    ---             ---                               ---
Benjamin
C. Lee, Jr.
Chairman of
the Board      1996  $117,000                                          $7,200(3)
               1995  $117,000                                           5,160
               1994  $114,500                                           5,060

J. Kirby Lane
Executive Vice
President
and CFO        1996  $150,000                     6,667                $6,000(4)
               1995  $145,833                      ---                  5,833
               1994  $125,000                      ---                  5,000

John J.
Ritchie
Senior Vice
President
Sales and
Marketing      1996  $112,500                     5,000                  ---
               1995     ---                        ---                   ---
               1994     ---                        ---                   ---

Nancy M.
Sawyer
President
Vernon Sawyer  1996  $106,667                                          $4,267(4)
               1995  $ 66,667                                             ---



(1) Effective April, 1995, Mr. Bevilaqua assumed the position of President and CEO. As an inducement to accept the position, in 1995, Mr. Bevilaqua was paid $75,000 relative to his relocation, plus reimbursement for projected income taxes associated therewith in the amount of $42,188 plus an additional $18,192 in 1996.

(2) Comprised of $6,000 of matching contributions by the Company to Mr. Bevilaqua's 401(K) Retirement Plan Account and $348 in insurance premiums paid by the Company with respect to term life insurance for Mr. Bevilaqua's benefit.

(3) Comprised of $4,680 of matching contributions by the Company to Mr. Lee's 401(K) Retirement Plan Account and $2,520 in insurance premiums paid by the Company with respect to term life insurance for Mr. Lee's benefit.

(4) Comprised of matching contributions by the Company to the officer's 401(K) Retirement Plan Account.

           The Company has no employment agreements with its executive officers, except for Mr. Bevilaqua, whose base salary is $225,000.00 annually. Further, Mr. Bevilaqua has stock options as set forth in the tables below and receives the perquisites provided to all Company executives.

Director Compensation

         Directors who are also full-time employees of the Company receive no additional compensation for their services as directors. In 1996, Dr. Neely, Mr. Young, Mr. Clowe and Mr. Speed received $12,500.00 for their services as directors, which included their services at all quarterly and special Board meetings. The Company's standard arrangement is to pay directors who are not also full-time employees of the Company $750.00 for each committee meeting attended as members and $1,000.00 for each committee meeting attended as chairmen. In 1996, Dr. Neely, Mr. Young, Mr. Speed and Mr. Clowe received $3,750, $4,750, $3,750, and $2,750, respectively, for their services at committee meetings attended.

Compensation Committee Report on Executive Compensation

           The Compensation Committee recommended small increases in the salaries of some of the officers based on length of service, level of responsibility, and the particular performance of the officers in question. The Committee determined that the salary of the President and Chief Executive Officer would remain the same. Salaries are based on: (a) comparable salaries for similar positions in the industry; and (b) a bi-annual survey of similarly sized companies with sources such as the National Association of Finance Council and the Geographic Reference Report. The Compensation Committee targets executive compensation at the middle point of compensation paid by comparable companies.

           There was no objection nor modification by the Board of Directors of the Committee's recommendations.

           James Leon Young,
           Leland R. Speed
           C. Tom Clowe, Jr., Chairman


Compensation Committee Interlocks and Insider Participation

           During the fiscal year ended January 3, 1997, the Compensation Committee of the Board of Directors consisted of Mr. Young, (Chairman),
Dr. Neely, and Mr. Clowe until April 16, 1996. From and after April 16, 1996, the Compensation Committee consisted of Mr. Clowe (Chairman), Mr. Speed and Mr. Young. Mr. Young is currently serving as Secretary and has served in such capacity since 1982. Additionally, Mr. Young is a shareholder and officer in the law firm of Young, Williams, Henderson & Fuselier, P.A., which acts as general counsel to the Company. During the year ended January 3, 1997, the Company paid Young, Williams, Henderson & Fuselier, P.A. fees in payment of services rendered in connection with litigation, corporate and other matters. No retainer fees were paid.
The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.


Stock Option Plan

           The following table sets forth (a) all individual grants of Stock Options made by the Company and its subsidiaries during the year ended January 3, 1997, to each of the executive officers named in the Summary Compensation Table above, (b) the ratio that the number of options granted to each individual bears to the total number of options granted to all employees of the Company and its subsidiaries, (c) the exercise price and expiration date of such options, and (d) estimated potential realizable values with respect to each grant of options based on assumed appreciation rates of 5% (compounded annually) and 10% (compounded annually):

                                OPTIONS/SAR GRANTS
                     IN FISCAL YEAR ENDED JANUARY 3, 1997

Individual Grants                                 Potential Realizable Value
                                                  at Assumed Annual Rates
                                                  of Stock Price Appreciation
                                                  for Option Terms

Name        Options/SARs  % of Total   Exercise or  Expiration  5%($)  10%($)
            Granted (#)  Options/SARs  Base Price   Date
                         Granted to    ($/Share)
                         Employees in

Steven K.
Bevilaqua
President
and CEO

Benjamin C.
Lee, Jr.
Chairman of
the Board

J. Kirby Lane  6,667      19.3%         $11.25     4/15/2006  $40,059  $99,886
Executive Vice
President and
CFO
John J.
Ritchie
Senior Vice
President
Sales and
Marketing      5,000      14.5%          $10.75    3/31/2006  $ 29,6340 72,990

Nancy M.
Sawyer
President
Vernon Sawyer


           The following table sets forth (a) the number of shares received and the aggregate dollar value realized in connection with each exercise of outstanding stock options during the year ended January 3, 1997, by each of the executive officers named in the Summary Compensation Table above; (b) the total number and value of all outstanding unexercised options (separately identifying exercisable and unexercisable options) held by such executive officers as of January 3, 1997; and (c) the aggregate dollar value of all such unexercised options that are in-the-money (i.e., when the fair market value of the common stock that is subject to the option exceeds the exercise price of the option):

                       AGGREGATED OPTIONS/SAR EXERCISES
                   IN FISCAL YEAR ENDED JANUARY 3, 1997
                  AND FISCAL YEAR-ENDED OPTION/SAR VALUES   (1)


Name                   Shares Acquired    Value     Number of       Value of
                       on Exercise        Realized  Unexercised    Unexercised
                         (#)              ($)      Options/SARs   In-the-Money
                                                   at FY/End(#)   at FY-End($)
                                                   Exercisable/   Exercisable/
                                                Unexercisable(2) Unexercisable

Steven K. Bevilaqua                                  60,000         $0
President and CEO                                    90,000         $0

Benjamin C. Lee, Jr.                                   0            $0
Chairman of the Board                                  0            $0

J. Kirby Lane
Executive Vice
President
and CFO                                              16,500         $0
                                                      6,667         $0

John J. Ritchie
Senior Vice President                                   0           $0
Sales and Marketing                                   5,000         $0

Nancy M. Sawyer
President                                               0           $0
Vernon Sawyer                                           0           $0



(1) Not included in this table are options granted pursuant to the Company's Employee Stock Purchase Plan which are made available to all employees on an equal basis. For a detailed discussion of the extent of the executive officers' participation in the plan, see the discussion under the heading "Employee Stock Purchase Plan".

(2) The number listed represents the number of shares of the Company's common stock subject to all of the options held by the named officer.

Employee Stock Purchase Plan ("ESPP")

           The Company has in place its Employee Stock Purchase Plan ("ESPP") pursuant to Section 423 of the Internal Revenue Code. The ESPP covers an aggregate of 133,333 shares of the Company's common stock. 73,564 shares are currently available for purchase under the ESPP. The purpose of the ESPP is to promote employee ownership in the Company. The Company believes that employees who participate in the ESPP will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company's growth and earnings. The ESPP is also designed to provide motivation for participating employees to remain in the employ of the Company and to give a greater effort on behalf of it.

           The Company's Board of Directors acts as Administrator of the ESPP. The Board does not receive any compensation from the ESPP. The Board of Directors may, in its sole discretion, amend or terminate the ESPP, except that a termination shall not affect any option granted under the ESPP and no amendment may be made to the ESPP without approval of the stockholders if the amendment would require the sale of more than 133,333 shares under the ESPP. Unless earlier terminated, the ESPP will terminate when all 133,333 shares reserved for the ESPP are sold.

           The ESPP permits eligible employees to purchase common stock in cash or through payroll deductions that cannot exceed 20% of the employee's regular base salary. Participants may purchase between 10 and 300 shares each year pursuant to the ESPP, and if the number of shares subscribed for exceeds the number of shares available in the ESPP, the purchase will be made pro rata. There are restrictions on purchase of shares by owners of five percent of the voting stock of the Company and holders of options to purchase stock of the Company outside the ESPP. The purchase price for the stock is not less than 85% of its fair market value at the beginning of the offering period and is set by the Board of Directors or a committee thereof.

Employees of the Company on October 1 of the year in which an offering is made who are customarily employed by the Company for at least 20 hours per week on a regular basis are eligible to participate in the ESPP.

           During 1996, the following executive officers listed in the Summary Compensation Table participated in the ESPP and purchased shares in the following amounts: Mr. Lane - 300; Ms. Sawyer - 300.

           During 1996, 59 employees purchased 6,535 shares at $10.375 per share. 64 employees currently have outstanding subscriptions to purchase 8,711 shares at $11.50 per share. The following executive officers listed in the Summary Compensation Table presently have outstanding subscriptions to purchase shares under the ESPP: Ms. Sawyer-300.

Performance Graph

           The following line graph compares cumulative five-year shareholder returns(1) among the Company's Common Stock, the University of Chicago's Center for Research in Securities Prices ("CRSP") Total Return Index for
The NASDAQ Stock Market, and the CRSP NASDAQ Trucking & Transportation
Stocks Index:

                             [GRAPH]

                      Total Return For The Year

Index              1991    1992   1993   1994   1995   1996

NASDAQ
COMPOSITE (US
ONLY)              100.0  116.4  133.6  130.6   184.7  227.2

NASDAQ TRUCKING
&
TRANSPORTATION     100.0  122.4  148.7  134.8   157.2  173.5

KLLM TRANSPORT
SERVICES, INC.     100.0  216.0  152.0  156.7   112.0  100.0



(1) Assumes $100 invested on December 31, 1991, and reinvestment of all dividends.


Section 16(a) Beneficial Ownership Reporting Compliance

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, for the fiscal year ended January 3, 1997, all Section 16(a) filing requirements applicable to its directors and executive officers were complied with, except that Mr. Ritchie's Form 3 was filed late and a Form 4 transaction by Mr. Lee involving a stock sale was disclosed on a Form 5 filed for 1996.


       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

           The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young LLP independent public accountants, to act as auditors for the fiscal year ending January 2, 1998. Ernst & Young LLP have audited the accounts of the Company since 1986. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Neither Ernst & Young LLP nor any of its partners has any direct or indirect financial interest in the Company.

                      APPROVAL OF STOCK OPTION PLAN

           On April 16, 1996, the Board of Directors adopted, and recommended to the shareholders for approval, the KLLM Transport Services, Inc., 1996 Stock Option Plan (the "Option Plan"), under which a total of 200,000 shares of common stock are reserved for issuance. The Option Plan is intended to replace the 1986 Stock Option Plan, as amended, which expired on April 1, 1996. The Board of Directors provided that the Option Plan be submitted to the shareholders at the next annual meeting of shareholders for approval. As of March 10, 1997, options to purchase an aggregate of 19,502 shares were outstanding, and 180,498 shares were available for future grants. This summary of the Option Plan is qualified in its entirety by the text of the Option Plan itself attached as "Exhibit A".

           At the Annual Meeting, the shareholders are being requested to consider and approve the Option Plan. On March 10, 1997, the market value of the Company's common stock was $13.00 per share.

           The Board of Directors believes that in order to attract and retain qualified employees for the Company, it is necessary to continue to grant options to purchase common stock to such employees and therefore unanimously recommends that the shareholders approve the Option Plan.

Purpose of the Option Plan

           The purpose of the Option Plan is to assist the Company (and its subsidiaries) in securing and retaining key employees of outstanding ability, to offer them an increased incentive to join or continue in the Company's service, to associate the interests of such employees with those of the Company's shareholders, and to increase their efforts for the Company's welfare by participating in its ownership and growth.

Administration of the Purchase Plan

           The Option Plan is administered by the Stock Option Committee
(the "Committee"), which consists of at least three members of the Board of Directors. Members of the Committee are not eligible to participate in the Option Plan. The Committee currently consists of C. Tom Clowe, Chairman, Leland R. Speed and James Leon Young. Subject to the control of the Board, the Committee has the power to interpret and apply the Option Plan and to make regulations for carrying out its purpose. Members of the Committee receive normal compensation for committee meetings attended, except for meetings held by telephone conference call. Except as described above, members of the Board receive no compensation for their services in connection with the administration of the Option Plan.

Eligibility

           The Option Plan provides that options may be granted to full-time employees (including officers and directors who are also employees) of the Company and its subsidiaries. Executive officers of the Company (other than Messrs. Clowe, Speed and Young) are eligible to participate in the Option Plan. The Committee selects the optionees and determines the form, amount and timing of the options and the terms and provisions of the options and the agreements evidencing them. In making these determinations, the Committee takes into account the duties and responsibilities of the employee, the value of the employee's services, his present and potential contributions to the success of the Company, the anticipated future years of service of the employee, and other relevant factors. The Option Plan does not provide for a maximum number of shares of common stock that may be granted under option to any one employee, but there is a $100,000 limit on the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Optionee's employer corporation and its parent and subsidiary corporations.

Terms of Options

           The terms of options granted under the Option Plan are determined by the Committee. Each option is evidenced by a stock option agreement
(an "Option Agreement") between the Company and the employee to whom the option is granted and is subject to certain additional terms and conditions.

           (a) Exercise of the Option. The Committee determines when options granted under the Option Plan may be exercisable. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of common stock to be purchased, and tendering payment of the purchase price to the Company. Payment for shares may consist of cash, common stock of the Company previously acquired by the optionee, or any combination thereof as determined by the Committee and set forth in the Option Agreement.

           (b) Option Price. The option price is determined by the Committee but in no event may be less than the fair market value of the common stock at the time the option is granted. The fair market value on the date of grant is the closing price as reported by NASDAQ on the day the option is granted.

           (c) Termination of Employment. If the optionee's employment by the Company is terminated for any reason other than death or disability, the option may be exercised for three months after the termination, or for the term specified in the Option Agreement, whichever is earlier. The option may be exercised only with respect to the shares that could have been purchased on the date of termination unless the Committee waives any requirements concerning purchase in installments. The Committee may provide that an optionee's termination of employment does not trigger the expiration of an option, as long as the term does not extend beyond ten years for an ISO or ten years and one day for an NSO.

           (d) Death or Disability. If an employee dies or becomes disabled while in the Company's employ, the option may be exercised for 12 months from the date of the death or disability or for the remaining term of the option, whichever is shorter. The optionee or his successor in interest may exercise the option only as to the shares that could have been purchased on the date of death or disability, except that the Committee may waive any requirements concerning installment purchases contained in the Option Agreement.

           (e) Nontransferability. Options granted under the Option Plan are not transferable other than by will or by the laws of descent and distribution. An option is exercisable only by the optionee during the optionee's lifetime.

           (f) Additional Provisions. The Option Agreement may contain such other terms and conditions not inconsistent with the provisions of the Option Plan as the Committee may deem appropriate.

           (g) Changes in Capitalization. If the Company's outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation, as through a merger or stock split, and if the Company continues in existence, the number and kind of shares that are subject to option and the option price per share shall be proportionately adjusted. If the Company does not remain in existence, or if substantially all of its voting common stock will be purchased by a single purchaser or group of purchasers acting together, then options granted under the plan may terminate, or they may apply to the securities of the successor corporation with appropriate adjustments, or some combination thereof, as determined by the Committee.

Incentive Stock Options

           Incentive Stock Options ("ISOs") are granted under the Option Plan subject to the following requirements:

           (a) Term. The term of each ISO is determined by the Committee, but may be no longer than ten years after date of grant.

           (b) Exercise. The aggregate fair market value of stock as to which ISOs are exercisable for the first time by an optionee during any calendar year under all plans offered by the Company may not exceed $100,000.

           (c) Ten Percent Stockholders. If an employee owns more than 10% of the total combined voting power of all classes of stock of the Company, the option price must be at least 110% of the fair market value of the stock subject to the ISO, and the term of the ISO is limited to five years.

Non-Qualified Stock Options

           Non-Qualified Stock Options ("NSOs") may be issued subject to the following provisions:

           (a) Term. The Committee sets the term of each NSO, and this term may be no longer than ten years and one day.

           (b) Termination of Employment. The NSO may provide that an option may be exercisable during a term that does not expire upon the expiration of three months following an Optionee's termination of employment (one year in the case of termination or death or disability) but in no event later than the term described in (a) above.

Stock Appreciation Rights

           The Committee may grant Stock Appreciation Rights ("SARs") in connection with the grant of an option.

           (a) Term and Exercise. SARs may be exercised only with the approval of the Committee at such times as the option to which they relate is exercisable and only if the fair market value of the common stock subject to the option is greater than the option price.

           (b) Payment of SAR. If the Committee agrees to permit exercise of the SAR, the optionee surrenders his right to exercise the option relating to the same number of shares. In return, the optionee receives the difference between the fair market value of the stock subject to the surrendered option and the exercise price of the option. This payment is made in cash and/or in common stock.

           (c) Transferability. SARs are transferable only to the extent that the options to which they relate are transferable.

Amendment and Termination of the Plan

           The Board of Directors may discontinue the Option Plan at any time and may amend it from time to time. No amendment, without approval by the stockholders, may increase the total number of shares that may be issued under the Option Plan or to any individual under the Option Plan, reduce the option price for shares that may be purchased pursuant to the Option Plan, extend the period during which options may be granted, or change the class of employees to whom options may be granted. The Option Plan expires April 15, 2006. No options may be granted under the Option Plan after that date, but options granted on or before that date may be exercised in accordance with their terms.

Tax Information

           Incentive Stock Options. The Internal Revenue Code of 1986, as amended, (the "Code") provides favorable tax treatment to the optionee upon the exercise of ISOs. The optionee will recognize no income upon exercise of the ISO, unless the optionee is subject to the alternative minimum tax rules. See "Other Tax Considerations" below. The Company will not be allowed a deduction for federal tax purposes in connection with the exercise of an ISO.

           Upon the sale of the stock at least two years after the grant of the ISO and one year after the exercise of the ISO, any gain will be taxed to the optionee at long-term capital gain rates. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock on the exercise date of the ISO or the sales price of the stock. The Company will be entitled to a deduction equal to the ordinary income recognized by the optionee. Any gain recognized on a premature sale of the stock in excess of the amount treated as ordinary income will be taxed at long-term capital gain rates if the sale occurs more than one year after exercise of the ISO or as short-term capital gain if the sale is made earlier.

           An ISO must be exercised either while the optionee is an employee of the Company or one of its subsidiaries or during the three-month period immediately following the optionee's termination of employment. The following additional conditions must be satisfied for an option to obtain ISO treatment:
(i) the option must be exercisable only within ten years of the date of grant; (ii) the exercise price must not be less than the fair market value of the shares at the time the option is granted; (iii) the Option Plan must be approved by the shareholders; (iv) the option must be nontransferable other than by death and must be exercisable only by the optionee during his lifetime; (v) if the optionee owns more than 10% of the total combined voting power of all classes of the Company's stock immediately before the option is granted, the exercise price must be at least 110% of the fair market value of the stock and the option must be exercisable only within 5 years of the date of grant; and (vi) no options may be granted which, when exercisable for the first time, would enable the optionee to purchase stock having an aggregate fair market value (measured at the time of the option grant) in excess of $100,000 within any calendar year.

           If shares of the Company's stock which were acquired either by the exercise of an ISO or under the Company's Employee Stock Purchase Plan ("prior statutory option shares") are exchanged in connection with the exercise of an ISO within two years after the date the option covering such prior statutory option shares was granted or within one year after the date of purchase, the exchange will be treated as a disqualifying disposition of the prior statutory option shares, and the excess of the fair market value of such shares on the date they were purchased over the purchase price will be treated as ordinary income.

If before the expiration of the holding period the prior statutory option shares are exchanged in connection with the exercise of an ISO and the fair market value on the date of the exchange is less than the fair market value on the exercise date, ordinary income will be limited to the amount (if any) by which the fair market value at the date of the exchange exceeds the option price paid for the prior statutory option shares. Any excess of the fair market value of the prior statutory option shares at the exercise date over the option price paid for the prior statutory option shares which is not recognized as ordinary income as described above will not be recognized as taxable gain at the time of the exchange. The basis of the shares acquired in exchange for the prior statutory option shares will reflect the option price paid for such prior statutory option shares plus any ordinary income recognized on the exchange. Any loss recognized on disposition of the prior statutory option shares is a capital loss. Any loss recognized on disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year prior to such disposition. In any event, the Company will be allowed a eduction in the amount of the ordinary income recognized by the optionee.

           Upon the death of an optionee who has not exercised his option, the value of such option (determined under applicable Treasury regulations) will be includable in the optionee's estate for federal estate tax purposes. Upon the exercise of such option, the holder's basis in the option shares will include the value of the option included in the estate plus the price paid for the option shares.

           Non-Statutory Options. Incentive stock options granted under the Plan will be afforded the tax treatment summarized above. All other options ("NSOs") will not qualify for any special tax benefits to the optionee.

           An optionee will not recognize any taxable income at the time he is granted an NSO. Upon exercise of the NSO, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. However, if nonvested shares (i.e., shares subject to a repurchase option of the Company) are purchased upon exercise of an NSO, no tax will be imposed at the time of exercise with respect to such non-vested shares (and the optionee's long-term capital gain holding period will not begin at such time) unless the optionee files an election pursuant to Section 83(b) of the Code within 30 days after the date of exercise. In the absence of such election, the optionee is taxed (and the long-term holding period begins) at the time at which the shares vest (i.e., the time at which the repurchase option lapses with respect to such shares), and the optionee recognizes ordinary income in the amount of the difference between the value of the shares at that time and the option exercise price. If a Section 83(b) election is timely filed, the non-vested shares will be treated for federal income tax purposes as if they had been vested at the time of exercise.

           Upon a sale of the shares by the optionee, any difference between the sales price and the fair market value of the shares on the date of exercise of an NSO will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

           The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an NSO.

           Officers and Directors Subject to Section 16(b) Liability. If shares are purchased upon exercise of an ISO by an optionee who could be subject to suit under Section 16(b) of the Securities Exchange Act of 1934 ("the Exchange Act"), and the optionee disposes of such shares prior to the expiration of the two-year and one-year holding periods described above, the shares will be treated as if they had been acquired by the optionee pursuant to an NSO. See "Non-statutory Options." It may be possible for an optionee to file a "protective" election under Section 83(b) of the Code within 30 days after the date of exercise of an ISO. However, the Internal Revenue Service has never considered the question of whether a Section 83(b) election can be filed with respect to the exercise of an ISO, and there can be no assurance that any such "protective" election, even if properly and timely filed, would be recognized as effective by the Internal Revenue Service. Therefore, such an optionee should consult his or her own tax advisor prior to exercising an ISO concerning the advisability of filing an election under Section 83(b) of the Code.

           In the case of an optionee who could be subject to suit under
Section 16(b) of the Exchange Act in the event he or she disposed of the shares acquired upon exercise of an NSO, such optionee would not recognize income (and his or her long-term capital gain holding period would not begin) until such optionee could no longer be subject to suit under Section 16(b) if he or she disposed of such shares at a profit. This would generally defer the time of taxation and withholding requirements (as well as the beginning of the long-term capital gain holding period) for six months after the date of exercise of the option.

The optionee would recognize ordinary income upon expiration of such period in an amount equal to the excess of the then fair market value of the shares over the option price. An optionee can avoid this deferral provision by filing an election with the Internal Revenue Service under Section 83(b) of the Code within thirty (30) days after exercise of the option.

           Other Tax Considerations. The exercise of an ISO, or the disposition of shares acquired by exercise of either an ISO or an NSO, may subject the optionee to the alternative minimum tax under Section 55 of the Code. In calculating the alternative minimum tax, an individual's taxable income for purposes of the regular income tax is increased by the excess of the fair market value of the shares purchased pursuant to the exercise of an ISO over the exercise price. The alternative minimum tax is calculated by applying a tax rate of 21% to (i) taxable income, plus (ii) items of tax preference, less (iii) an exclusion of $40,000 for joint returns and $30,000 for individual returns.

           If an optionee incurs alternative minimum tax liability as a result of the exercise of an ISO, his tax basis in the purchased shares will not be increased accordingly. Therefore, the optionee may be taxed on the same exercise "spread" both in the year of exercise of the option and in the year of disposition of the shares. In many cases, an optionee can avoid liability for alternative minimum tax by exercising his ISO in installments over several years (rather than all in one year) and by exercising the option only in years in which he has a relatively small amount of long-term capital gain and other items of tax preference.

           The foregoing summary of the effect of federal income taxation upon the optionee and Company with respect to the grant of options and the purchase of shares under the Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any state or foreign country in which the participant may reside. It is advisable that an optionee consult his own tax advisor concerning application of these tax laws.

Participation in the Plan

           The Committee selects who is eligible to participate in the Option Plan. The Committee selects persons in the regular full time employment of the Company or its subsidiaries who are or are expected to be primarily responsible for the management, growth or supervision of some part or all of the business of the Company or its subsidiaries. Approximately 10 persons currently participate in the Option Plan. Since options are granted in the sole discretion of the Committee, the amounts to be received by any employee or group of employees is not determinable.

                       APPROVAL OF STOCK PURCHASE PLAN

           On February 13, 1997, the Board of Directors adopted the KLLM Transport Services, Inc., Amended and Restated 1996 Stock Purchase Plan
(the "Purchase Plan"), under which a total of 300,000 shares of common stock of the Company (the "Shares") are reserved for issuance. As of March 10, 1997, contracts to purchase an aggregate of 184,000 Shares were in effect and 116,000 Shares were available for future purchase contracts or option grants. As of March 10, 1997, no options to purchase
Shares had been granted under the Purchase Plan. This summary of the Purchase Plan is qualified in its entirety by the text of the Purchase Plan itself attached as "Exhibit B".

           At the Annual Meeting, the shareholders are being requested to consider and approve the Purchase Plan. All existing purchase contracts in effect under the Purchase Plan provide for a purchase price of $12.375 per share. Such price is subject to increase as hereinafter explained.
On March 10, 1997, the market value of the Company's common stock was $13.00 per share.

           The Board of Directors believes that in order to attract and retain qualified employees, consultants and advisors for the Company, it is necessary to continue to enter into securities purchase agreements, and grant options to purchase common stock to such persons and therefore unanimously recommends that the shareholders approve the Purchase Plan.

Purpose of the Purchase Plan

           The purpose of the Purchase Plan is to encourage key personnel, consultants, advisors, and the like of the Company and its subsidiaries, to purchase stock of the Company, through contractual arrangements with the Company or stock options issued by the Company, to further instill in them a sense of ownership, responsibility, and entrepreneurship, with a goal of increasing their efforts and motivation for the long term benefit of the Company and all of its shareholders.

Administration of the Purchase Plan

           The Purchase Plan is administered by the Compensation Committee of the Company (the "Committee"), which consists of at least three members of the Board of Directors. Members of the Committee are not eligible to participate in the Purchase Plan. The Committee currently consists of C. Tom Clowe, Chairman, Leland R. Speed and James Leon Young. Subject to the control of the Board, the Committee has the power to interpret and apply the Purchase Plan and to make regulations for carrying out its purpose. Members of the Committee receive normal compensation for committee meetings attended, except for meetings held by telephone conference call. Except as described above, members of the Board receive no compensation for their services in connection with the administration of the Purchase Plan.

Eligibility

           The Purchase Plan provides that options or purchase rights may be granted to covered employees and covered consultants of the Company and its subsidiaries. "Covered Consultant" means any Person, including third party non-employee consultants, advisors and the like, who may from time to time be designated a Covered Consultant by the Committee. The power to determine who is and who is not a Covered Consultant is reserved solely for the Committee. "Covered Employee" means any Person, including officers and directors in the regular full time employment of the Company or its Subsidiaries, who may from time to time be designated a Covered Employee by the Committee. The power to determine who is and who is not a Covered Employee is reserved solely for the Committee. Covered Consultant and Covered Employee may hereafter collectively be referred to as "Eligible Participants". Executive officers of the Company (other than Messrs. Clowe, Speed and Young) are eligible to participate in the Purchase Plan. The Committee selects the Covered Employees and Covered
Consultants to whom purchase rights or options are granted and determines the form, amount and timing of the options or purchase rights and the terms and provisions of the agreements evidencing them. In making these determinations, the Committee takes into account the duties and responsibilities of the Eligible Participants, the value of such participant's services, his present and potential contributions to the success of the Company, the anticipated future years of service of such individual, and other relevant factors.

Terms of Purchase Rights

           The terms of purchase rights granted under the Purchase Plan are determined by the Committee. Each purchase right is evidenced by a Securities Purchase Agreement between the Company and the Eligible Participant to whom the right is granted and is subject to the terms and conditions of the Purchase Plan.

           The terms and conditions of rights granted may vary, in the sole discretion of the Committee, among the various Eligible Participants. As of March 10, 1997 the terms and conditions of the various Securities Purchase Agreements pursuant to which a total of 184,000 Shares are to be purchased are identical with the exception of the number of Shares to which various Eligible Participants have been granted purchase rights. The significant provisions of all of the existing Securities Purchase Agreements are as follows:

           (a) Exercise of the Purchase Right. The Committee determines when purchase rights granted under the Purchase Plan must be exercised. Under the existing Securities Purchase Agreements the closing of the purchase will take place at various times after a Closing Trigger Event. A Closing Trigger Event is defined as (i) the giving of notice to the Company by the Purchaser of his desire to hold a closing with respect to certain of the securities to be purchased; (ii) the death of the Purchaser; (iii) the For Cause termination of employment of the Purchaser with the Company or any of its Subsidiaries by the Corporation or any of its Subsidiaries; (iv) the termination of employment of the Purchaser with the Company or any of its Subsidiaries at the instance of the Purchaser; or (v) the Default of the Purchaser. All capitalized terms not defined herein have the meanings set forth in either the Purchase Plan or the existing Securities Purchase Agreements. Under all existing Securities Purchase Agreements the closing will take place upon the earlier of the applicable number of days following any Closing Trigger Event (or prior to such date if mutually agreed to by the parties), or August 7, 2001. The closing shall occur (vi) the next business day following the Company's receipt of proper notice from the Purchaser of his desire to effect a closing or the Company's notice to the Purchaser of an Event of Default involving the Purchaser;
(vii) 180 days following the death of a Purchaser; (viii) seven days following the termination of the Purchaser's employment with the Company or any of its Subsidiaries by the Company or any of its Subsidiaries
For Cause or the termination of Purchaser's employment by the Purchaser;
and (ix) 180 days following the termination of the Purchaser's employment with the Company or any of its Subsidiaries by the Company or any of its Subsidiaries other than For Cause. The existing Securities Purchase Agreements provide that as to any Purchaser who is subject to the constrictions of Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), and related regulations, such Purchaser will not be required to close a purchase until he is beyond the applicable period of time within which such a closing could occur, and in the opinion of counsel to the Company, without being in violation of such Section 16(b).

           (b) Purchase Price. The purchase price is determined by the Committee. In all Securities Purchase Agreements now in effect, the purchase price is $12.375 per share, which price is increased by an escalation factor of seven percent (7%) per annum compounded quarterly and computed through the day preceding the Closing Date.

           (c) Nontransferability. Purchase rights granted under the Purchase Plan are not transferable other than by will or by the laws of descent and distribution. During the lifetime of an Eligible Participant, the purchase rights may only be exercised by such participant.

           (d) Additional Provisions. Pursuant to the Purchase Plan the Committee has the right to establish all the terms and conditions of the Securities Purchase Agreement to the extent not inconsistent with the Purchase Plan. Under the Purchase Plan the Committee has the right to vary the terms and conditions of each purchase agreement executed with each Eligible Participant. However, at the present time, with the exception of the number of shares to which the agreements relate, all Securities Purchase Agreements are identical.


Stock Options

           No options to acquire shares of the Company's stock have been granted under the Purchase Plan. As a result, the Committee has not yet determined the terms and conditions of options to be granted other than the general terms of the Purchase Plan.

Changes in Capitalization

           If the outstanding shares of common stock of the Company are changed into or exchanged for a different number of kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock splits, combination of shares, or stock dividend, the total number of shares shall be proportionately and appropriately adjusted by the Committee. If the Company continues in existence, the number and kind of Shares that are subject to any agreement under the Plan and the purchase price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon the closing of a purchase or exercise of an option. With regard to agreements obligating a Purchaser to purchase stock under the Plan, if the Company will not remain in existence or substantially all of the common stock will be purchased by a single purchaser or group of purchasers acting together, then the Committee shall notify each Purchaser that such Purchaser's right and obligation to purchase the Shares shall apply with appropriate adjustments as determined by the Committee to the securities of the successor corporation to which such Purchaser, as holder of the number of Shares of common stock he is required to purchase, would have been entitled. With regard to options issued under the Plan, if the Company will not remain in existence or substantially all of the common stock will be purchased by a single purchaser or group of purchasers acting together, then the Committee may (i) declare that all options shall terminate thirty (30) days after the Committee gives written notice to all Optionees of their immediate right to exercise all options outstanding (without regard to limitations on exercise otherwise contained in the option agreements), or
(ii) notify all Optionees that all options granted under the Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the successor corporation to which holders of the numbers of shares subject to such options would have been entitled, or (iii) some combination of aspects of (i) and (ii). The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Amendment and Termination of the Plan

           The Board of Directors may discontinue the Purchase Plan at any time and may amend it from time to time.

Tax Information

           Securities Purchase Agreements. Stock purchases made by an Eligible Participant pursuant to a Securities Purchase Agreement are not accorded any special or preferential tax treatment. The tax effect of any stock purchase made through a Securities Purchase Agreement will vary depending upon the specific terms of the Agreement between the Eligible Participant and the Company.

           Options Granted Under the Purchase Plan. Options granted under the Purchase Plan are intended to be non-statutory options ("NSO") under existing law and regulations.

           Options granted under the Purchase Plan will not have a readily ascertainable fair market value (as defined by Internal Revenue Code
Section 83 and the regulations promulgated pursuant thereto) at the time they are granted. As such, the optionee will not recognize taxable income at the time the NSO is granted. Upon exercise of the NSO, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the then fair market value of the Shares over the exercise price. If however, at the time of exercise, the optioned property has either a restriction as to transferability or it is subject to a substantial risk of forfeiture, the optionee will not recognize income until the optioned property is no longer subject to the restriction on transferability or risk of forfeiture. The optionee may, however, elect to recognize income at the time of the transfer even though his or her rights in the optioned property are neither transferrable nor substantially vested. The amount to be included in the optionee's gross income is equal to the fair market value of the option less any amount paid by the optionee.

           Upon the sale of Shares by the optionee, any difference between the sales price and the fair market value of the Shares on the date of exercise of an NSO will be treated as capital gain or loss and will qualify for long term capital gain or loss treatment if the Shares have been held for more than one year.

           The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to Shares acquired upon exercise of an NSO.

           Officers and Directors Subject to Section 16(b) Liability. If an optionee exercises an option under the Purchase Plan, and as a result thereof, could be subject to suit under Section 16(b) of the Exchange Act in the event the optionee disposes of Shares acquired upon the exercise of such option, such optionee would not recognize income (and his or her long term capital gain holding period would not begin), until such optionee could no longer be subject to suit under Section 16(b) if he or she disposed of such Shares at a profit. This would generally defer the time of taxation and withholding requirements (as well as the beginning of the long term capital gain holding period) for six months after the date of the exercise of the option.

The optionee would recognize ordinary income upon expiration of such period in an amount equal to the excess of the then fair market value of the Shares over the option price. An optionee can avoid this deferral provision by filing an election with the Internal Revenue Service under Internal Revenue Code Section 83(b) within thirty days after exercise of the option.

Participation in the Plan

           Within the parameters set forth therein, the Committee selects who is eligible to participate in the Purchase Plan. Eight persons currently participate in the Purchase Plan. Since purchase rights and options are granted in the sole discretion of the Committee, the amounts to be received by any employee, group of employees, or consultants or advisors, is not determinable other than the stated maximum number of Shares stated in the Purchase Plan.

                           SHAREHOLDER PROPOSALS

           Shareholder proposals must be received by the Company no later than November 1, 1997, to be included in the Company's proxy materials for the 1998 Annual Meeting. Shareholder proposals should be addressed to:

KLLM Transport
Services, Inc.,
Post Office Box 6098,
Jackson, Mississippi 39288,
Attention Secretary.

No shareholder proposals were received for inclusion in the proxy materials for the 1997 meeting.

                         OTHER MATTERS

           The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies named in the enclosed proxy will vote in accordance with their best judgment on such matters.

                     KLLM TRANSPORT SERVICES, INC.

  THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

      The undersigned hereby appoints Benjamin C. Lee, Jr., and Steven K. Bevilaqua, or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of KLLM Transport Services, Inc. (the "Company"), held of record by the undersigned on March 17, 1997, at the Annual Meeting of Stockholders of KLLM Transport Services, Inc., to be held on Tuesday, April 15, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present.

1. Election of Directors. (Check only one box below. To withhold authority for any individual nominee, strike through the name of the nominee.)


      To vote for all the nominees listed below:

         Steven K. Bevilaqua; C. Tom Clowe, Jr.; Benjamin C. Lee, Jr.; Walter P. Neely; Leland
         R. Speed; James Leon Young

           or

           To withhold authority to vote for all nominees listed above.

2. Ratification of the selection of Ernst & Young LLP as the Company's independent auditors (check only one box below).

                  FOR           AGAINST      ABSTAIN

3.    Approval of the Company's 1996 Stock Option Plan.
      (check only one box below)

                  FOR           AGAINST      ABSTAIN

4. Approval of the Company's Amended and Restated 1996 Stock Purchase Plan. (check only one box below)

                  FOR           AGAINST      ABSTAIN


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.


      When properly executed, this proxy will be voted in the manner directed. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR THE PROPOSALS SOLICITED. The undersigned hereby revokes any proxy heretofore given by the undersigned to vote at the Annual Meeting. This proxy may be revoked prior to its exercise, either in person or in writing.


                                _________________________________________
                                Signature                          (Seal)
                                _________________________________________
                                Signature if held jointly          (Seal)
                                ____________________________________, 1997
                                (Date)

                      1.  Sign your name exactly as it appears on the label.
                      2. When signing as attorney, executor, administrator, trustee, or guardian, please state full title as such.
                      3. If a corporation, please sign in full corporate name by president or other authorized officer.
                      4. If a partnership, please sign in partnership name by authorized person.
                      5. When shares are held jointly, both stockholders must sign this proxy.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.